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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 13, 2002
(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada (State or Incorporation)	95-2557091 (I.R.S. Employer Identification No.)

3820 State Street
Santa Barbara, California 93105
(Address of principal executive offices, including zip code)

(805) 563-7000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 5.    Other Events.

        On November 13, 2002, Tenet Healthcare Corporation, a Nevada corporation ("Tenet"), issued a press release announcing that the Shasta County Superior Court denied a request for a temporary restraining order seeking to prohibit two physicians who practice at Redding Medical Center, a hospital owned by a Tenet subsidiary, from practicing medicine in the State of California. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7.    Financial Statements, Pro Forma Financial Statements And Exhibits.

  (c)
  Exhibits

Exhibit No.	Description
99	Press release dated November 13, 2002, "Court Denies Temporary Restraining Order Against Two Redding Physicians"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION
By:	/s/ JEFFREY C. BARBAKOW Jeffrey C. Barbakow Chief Executive Officer

Date:    November 14, 2002

EXHIBIT INDEX

Exhibit Number	Description
99	Press release dated November 13, 2002, "Court Denies Temporary Restraining Order Against Two Redding Physicians"

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ITEM 5. Other Events .
ITEM 7. Financial Statements, Pro Forma Financial Statements And Exhibits .